DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Q4 Earnings Presentation January 28 | 2021 Exhibit 99.2

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 2 On the call today Presenter Topic Bob Rivers Opening Remarks Chief Executive Officer & Chair of the Board Jim Fitzgerald FinancialsChief Administrative Officer, Chief Financial Officer & Treasurer Also on the call today Dan Sullivan Chief Credit Officer

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 3 Forward-looking statements This presentation contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. Certain factors that could cause actual results to differ materially from expected results include developments in the Company’s market relating to the COVID-19 pandemic, including the severity and duration of the associated economic slowdown, adverse developments in the level and direction of loan delinquencies and charge-offs and changes in estimates of the adequacy of the allowance for loan losses, increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiary Eastern Bank are engaged. For further discussion of such factors, please see the Company’s Registration Statement on Form S-1, as amended, and its most recent report on Form 10- Q filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov. Further, given its ongoing and dynamic nature, it is difficult to predict what continued effects the COVID-19 pandemic will have on the Company's business and results of operations. The COVID-19 pandemic and the related local and national economic disruption may result in a continued decline in demand for the Company's products and services; increased levels of loan delinquencies, problem assets and foreclosures; an increase in the Company's allowance for loan losses; a decline in the value of loan collateral, including real estate; a greater decline in the yield on the Company's interest-earning assets than the decline in the cost of the Company's interest-bearing liabilities; and increased cybersecurity risks, as employees continue to work remotely. Accordingly, you should not place undue reliance on forward-looking statements, which reflect the Company's expectations only as of the date of this document. The Company does not undertake any obligation to update forward-looking statements.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 4 Non-GAAP financial measures Non-GAAP financial measures used in this presentation are denoted by a footnote. A non-GAAP financial measure is defined as a numerical measure of the Company’s historical or future financial performance, financial position or cash flows that excludes (or includes) amounts, or is subject to adjustments that have the effect of excluding (or including) amounts that are included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) in the Company’s statement of income, balance sheet or statement of cash flows (or equivalent statements). The Company presents non-GAAP financial measures, which management uses to evaluate the Company’s performance, and which exclude the effects of certain transactions that management believes are unrelated to its core business and are therefore not necessarily indicative of its current performance or financial position. Management believes excluding these items facilitates greater visibility for investors into the Company’s core businesses as well as underlying trends that may, to some extent, be obscured by inclusion of such items in the corresponding GAAP financial measures. There are items in the Company’s financial statements that impact its financial results, but which management believes are unrelated to the Company’s core business. Accordingly, the Company presents noninterest income on an operating basis, total operating revenue, noninterest expense on an operating basis, operating net income, operating earnings per share, operating return on average assets, operating return on average shareholders’ equity, the operating efficiency ratio, and the ratio of noninterest income to total revenue on an operating basis. Each of these figures excludes the impact of such applicable items because management believes such exclusion can provide greater visibility into the Company’s core business and underlying trends. Such items that management does not consider to be core to the Company’s business include (i) income and expenses from investments held in rabbi trusts, (ii) gains and losses on sales of securities available for sale, net, (iii) gains and losses on the sale of other assets, (iv) rabbi trust employee benefits, (v) impairment charges on tax credit investments and associated tax credit benefits, (vi) expenses indirectly associated with the Company’s IPO, (vii) other real estate owned gains, (viii) merger and acquisition expenses, and (ix) the stock donation to the EBCF in connection with the Company’s mutual-to-stock conversion and IPO. The Company does not provide an outlook for its total noninterest expense because it contains expense components, such as expense associated with rabbi trust accounts, which is market-driven, over which the Company cannot exercise control. Accordingly a reconciliation of the Company’s outlook for its noninterest expense on an operating basis to an outlook for total noninterest expense cannot be made available without unreasonable effort. Management also presents the Company’s core net interest margin which excludes the impact of items management determines as being one-time in nature or not indicative of its core operating results. Such items include the impact of excess liquidity in the form of excess cash volume, PPP loans originated in response to the COVID-19 pandemic, and material purchase accounting adjustments. Similarly, management presents certain asset quality metrics excluding PPP loans which it does not consider to be part of the Company’s core portfolios. These metrics include the ratio of total nonperforming loans to total loans excluding PPP loans, the ratio of the allowance for loan losses to total loans excluding PPP loans, and the ratio of annualized net charge-offs to average total loans excluding PPP loans. The Company anticipates that the vast majority of its PPP loans outstanding at December 31, 2020 will be forgiven during 2021, and to the extent not forgiven, a PPP loan is intended to be 100% guaranteed by the SBA. Management also presents tangible assets, tangible shareholders’ equity, tangible book value per share, and the ratio of tangible shareholders’ equity to tangible assets, each of which excludes the impact of goodwill and other intangible assets, as management believes these financial measures provide investors with the ability to further assess the Company’s performance, identify trends in its core business and provide a comparison of its capital adequacy to other companies. The Company included the tangible ratios because management believes that investors may find it useful to have access to the same analytical tools used by management to assess performance and identify trends. These non-GAAP financial measures presented in this presentation should not be considered an alternative or substitute for financial results or measures determined in accordance with GAAP or as an indication of the Company’s cash flows from operating activities, a measure of its liquidity position or an indication of funds available for its cash needs. An item which management considers to be non-core and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular period. In addition, management’s methodology for calculating non- GAAP financial measures may differ from the methodologies employed by other banking companies to calculate the same or similar performance measures, and accordingly, the Company’s reported non- GAAP financial measures may not be comparable to the same or similar performance measures reported by other banking companies. Please refer to Appendices A-E for a reconciliations of the Company's GAAP financial measures to the non-GAAP financial measures in this presentation.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 5 Q4 2020 financial highlights ■ EBC began trading on the Nasdaq Global Select Market on October 15, 2020, following the mutual-to-stock conversion and public offering that raised $1.8 billion in gross offering proceeds. ■ Net income results include the impact of a $91.3 million donation to the Eastern Bank Charitable Foundation. Excluding this expense and other nonrecurring items, operating net income1 was $31.6 million, or $0.18 per share for the fourth quarter. ■ Book value per share and tangible book value per share2 ended the year at $18.36 and $16.34, respectively. ■ Asset quality remains stable and COVID modified loans declined to $332.7 million, or 3.4% of loans. ■ Net interest income remained challenged due to the low rate environment. Eastern Insurance Group and Eastern Wealth Management generated record annual revenues. ■ The Board of Directors has declared a regular quarterly cash dividend of $0.06 per share. 1See Appendix A: Reconciliation of non-GAAP earnings metrics 2See Appendix C: Reconciliation of non-GAAP capital metrics Key Metrics Highlights $0.06 per share Dividend declared -$44.1 million Net income $31.6 million Operating net income1 $332.7 million Remaining COVID-19 loan modifications $(0.26) $0.18 EPS Operating EPS1 $18.36 $16.34 BV/Share TBV/Share2

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 6 ■ Net loss was $44.1 million in the fourth quarter. Excluding certain non-recurring items, operating net income1 was $31.6 million. ■ Net interest income was $103.6 million in the fourth quarter, an increase of $4.9 million due to a $3.8 million non-recurring favorable adjustment and higher PPP fee income recognition. ■ Continued high levels of noninterest income, $49.6 million, anchored by $22.4 million of insurance revenue. ■ Noninterest expense elevated due to $91.3 million stock donation to the Eastern Bank Charitable Foundation. ■ Credit remains stable. Provision for credit losses was $0.9 million in the fourth quarter. $ in millions, except per share amounts Q4 2020 Q3 2020 Q2 2020 Q1 2020 Q4 2019 Net interest income $ 103.6 $ 98.7 $ 98.8 $ 100.1 $ 100.9 Non-interest income 49.6 47.7 47.7 33.4 47.3 Total revenue 153.2 146.5 146.4 133.5 148.2 Non-interest expense 199.2 109.8 100.8 95.2 105.6 Pre-tax, pre-provision income (loss) (45.9) 36.6 45.6 38.3 42.6 Provision for credit losses 0.9 0.7 8.6 28.6 1.8 Pre-tax income (loss) (46.8) 35.9 37.0 9.7 40.8 Net income (loss) $ (44.1) $ 28.5 $ 29.9 $ 8.4 $ 31.2 Operating net income1 $ 31.6 $ 32.3 $ 27.3 $ 10.9 $ 29.9 EPS $ (0.26) n.a. n.a. n.a. n.a. Operating EPS1 $ 0.18 n.a. n.a. n.a. n.a. ROA2 (1.11) % 0.80% 0.88% 0.29% 1.08 % Operating ROA1,2 0.79% 0.90% 0.81% 0.38% 1.03 % Efficiency ratio 129.97% 74.99% 68.82% 71.28% 71.27 % Operating efficiency ratio3 68.33% 69.95% 68.90% 69.54% 71.10 % Income statement 1See Appendix A: Reconciliation of non-GAAP earnings metrics 2Presented on an annualized basis 3See Appendix B: Reconciliation of non-GAAP operating revenues and expenses

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 7 Net interest income, net interest margin, and core net interest margin1 Average interest earning assets composition $102,290 $101,513 $100,137 $100,095 $104,965 3.83% 3.80% 3.23% 3.04% 2.84% 3.80% 3.52% 3.42% 3.14% NII - FTE (2) NIM - FTE NIM - FTE Core (1) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 ■ Net interest income has been relatively stable over several quarters as the effects of the lower rate environment have been offset by balance sheet growth, PPP fees, and a non-recurring positive $3.8 million adjustment in the fourth quarter. ■ Net interest margin continues to be pressured by the low interest rate environment and excess liquidity. The core net interest margin1 demonstrates the impact of excess cash and the PPP program. ■ Excess cash has been gradually invested into agency securities to gain incremental yield. Net interest margin trends $10,608 $10,757 $12,479 $13,090 $14,715 8,979 9,016 9,056 8,823 8,721 819 1,091 1,0761,455 1,500 1,456 1,713 2,628 1,148 1,462 2,291 Cash & other S.T. investments Investments SBA PPP Loans Net loans, excl. PPP Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $ in thousands $ in millions 1Metrics are presented on a fully tax equivalent (FTE) basis. See Appendix E: Reconciliation of non-GAAP core margin. 2See Appendix B: Reconciliation of non-GAAP operating revenues and expenses.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 8 Noninterest income ■ Noninterest income was $49.6 million in the fourth quarter. ■ Insurance and wealth management revenues were $22.4 and $5.5 million in the fourth quarter, respectively, capping off record annual revenues for each business unit. ■ The expansion of Eastern Insurance Group continued with two insurance agency acquisitions in the fourth quarter. $47.3 $33.4 $47.7 $47.7 $49.6 20.2 27.5 22.7 21.9 22.4 6.9 6.1 4.4 5.1 6.0 5.1 5.1 5.2 5.3 5.5 2.7 2.5 2.3 2.7 2.7 12.5 (7.8) 13.1 12.7 12.9 Insurance Commissions Deposit Service Charges Trust & Investment Adv. Fees Debit Card Processing Fees Other Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Noninterest income sources Fee income provides diverse revenue streams $ in millions 69% 16% 4% 4% 2% 5% Net interest income Insurance commissions Deposit service charges Trust & investment adv. fees Debit card processing fees Other $579.6 mm 2020 revenue Noninterest income 31%

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 9 Noninterest expense ■ Noninterest expense was $199.2 million for the fourth quarter, which includes the $91.3 million donation to the Eastern Bank Charitable Foundation (EBCF). ■ Noninterest expense on an operating basis2 was $101.8 million for the fourth quarter compared to $100.8 million in the prior quarter. ■ The fourth quarter efficiency ratio was 130.0% and the operating efficiency ratio2 was 68.3%. $105.6 $95.2 $100.8 $109.8 $107.9 61.3 61.6 63.3 66.6 70.3 12.8 10.0 12.2 11.7 11.4 10.6 8.7 8.6 8.3 8.24.8 3.7 4.4 5.5 5.3 16.2 11.2 12.2 17.7 12.7 Salaries & benefits Data processing Occupancy & equipment Professional services Other Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Noninterest expense categories1,2 2020 Noninterest expense1,2 $ in millions 63%11% 8% 5% 13% Salaries & benefits Data processing Occupancy & equipment Professional services Other $413.6 mm 2020 noninterest expense1 1Q4 '20 and fiscal year figures exclude EBCF stock donation expense of $91.3 million. 2See Appendix B: Reconciliation of non-GAAP operating revenues and expenses

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 10 Linked Quarter (LQ) Year Over Year (YoY) $ in millions 12/31/2020 9/30/2020 $ % 12/31/2019 $ % Cash and cash equivalents $ 2,054 $ 2,328 $ (274) (12) % $ 363 $ 1,691 466 % Securities 3,184 2,208 976 44% 1,509 1,675 111 % Loans held for sale 1 5 (4) (80) % — 1 — % Total loans 9,731 9,944 (213) (2) % 8,987 744 8 % Allowance for loan losses (113) (115) 2 (2) % (82) (31) 38 % Deferred & unearned (24) (33) 9 (27) % (6) (18) 300 % Net Loans 9,594 9,796 (202) (2) % 8,899 695 8 % Goodwill 377 376 1 — % 378 (1) — % Other assets 754 748 6 1% 480 274 57 % Total Assets $ 15,964 $ 15,461 $ 503 3% $ 11,629 4,335 37 % Deposits $ 12,156 $ 13,333 $ (1,177) (9) % $ 9,551 $ 2,605 27 % Borrowings 28 29 (1) (3) % 235 (207) (88) % Other liabilities 352 385 (33) (9) % 242 110 45 % Total Liabilities 12,536 13,747 (1,211) (9) % 10,029 2,507 25 % Shareholders' Equity 3,428 1,713 1,715 100% 1,600 1,828 114 % Total Liabilities & Equity $ 15,964 $ 15,461 $ 503 3% $ 11,629 4,335 37 % Equity / assets 21.5% 11.1% 13.8 % Tangible equity / tangible assets1 19.6% 8.9% 10.9% ■ Total assets were $16.0 billion at December 31, 2020 compared to $15.5 billion at end of prior quarter. ■ Securities increased $976 million to $3.2 billion as some excess liquidity was deployed. Cash levels declined by $274 million, but remain elevated at $2.1 billion. ■ Total loans were $9.7 billion, decreasing $214 million from the prior quarter due to the economic climate and the $97.4 million reduction in PPP loans. ■ The $1.2 billion decline in deposits and the associated $1.7 billion increase in shareholders' equity is a result of the transfer of stock subscription orders in connection with the initial public offering held as deposits at September 30, 2020 to shareholders' equity upon the completion of the offering. Balance sheet 1See Appendix C: Reconciliation of non-GAAP capital metrics

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 11 Securities portfolio 12/31/2020 9/30/2020 12/31/20 change from 9/30/20 $ in millions Fair Value Percent of Portfolio Fair Value Percent of Portfolio Fair Value Percent of Portfolio Government sponsored residential MBS $ 2,149 67% $ 1,539 70% $ 610 (3) % Government sponsored commercial MBS 17 1% 17 1% — — % U.S. Agency bonds 667 21% 293 13% 374 8 % U.S. Treasury securities 70 2% 71 3% (1) (1) % State and municipal bonds and obligations 281 9% 281 13% — (4) % Other — — % 6 — % (6) — % Total $ 3,184 100% $ 2,207 100% $ 977 — % $1,539 $17 $293 $71 $281 $6 $2,149 $17 $667 $70 $281 $— 9/30/2020 12/31/2020 Government sponsored residential MBS Government sponsored commercial MBS U.S. Agency bonds U.S. Treasury securities State and municipal bonds and obligations Other Investment composition $ in millions

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 12 ■ Average deposits of $12.3 billion in the fourth quarter represents a 30.5% increase from the prior year period. ■ Low cost of deposits which declined to 0.03% in the fourth quarter. ■ Deep client relationships, long-standing position in communities, and dense branch footprint with 94% of deposits in attractive Boston MSA.1 Stable deposit growth Low cost of deposits2High quality deposit portfolio 42% 19% 27% 10% 2% DDA DDAWI MMDA Sav CD $9,436 $9,665 $11,465 $12,135 $12,312 Avg. Total Deposits Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 0.26% 0.23% 0.11% 0.06% 0.03% 0.41% 0.35% 0.18% 0.10% 0.06% Total Deposit Cost I.B. Deposit Cost Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Deposits $ in millions 1Source: SNL as of 6/30/2020. 2Presented on an annualized basis.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 13 28% 50% 4% 19% Commercial and industrial Commercial real estate Commercial construction Business banking ■ Total loans were $9.7 billion at the end of the fourth quarter. ■ Focus on Commercial and Business Banking where Eastern believes it has a long- term competitive advantage. Eastern remains the #1 SBA lender in Massachusetts and New England. ■ Eastern originated over 8,800 PPP loans totaling $1.1 billion, the third most among lenders in Massachusetts.* Loan composition Commercial composition at 12/31/20 $8,987 $9,087 $10,014 $9,944 $9,731 6,223 6,368 6,301 6,280 6,206 1,072 1,099 1,0071,429 1,420 1,401 1,373 1,371933 930 905 891 868 Total commercial excl. PPP PPP loans Residential real estate Consumer home equity Other consumer Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Historical composition $ in millions *Based on the Company's calculations using publicly-disclosed loan totals by lenders in Massachusetts.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 14 Net charge-offs / Avg. loans (excl. PPP loans)1,2 Nonperforming loans (NPLs) Allowance / Total loans (excl. PPP loans)2 & NPLs 0.11% 0.08% 0.05% 0.09% 0.15% NCOs / Avg. loans (excl. PPP loans) (1) Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 0.92% 1.20% 1.31% 1.31% 1.30% 188.00% 222.34% 210.55% 257.47% 261.33% Allowance / Total loans (excl. PPP loans) (1) Allowance / NPLs Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $43.8 $49.1 $55.4 $44.8 $43.3 Consumer Residential Commercial Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 $— $20.0 $40.0 $60.0 ■ The allowance for loan losses was $113.0 million at December 31, 2020, or 1.16% of total loans and 261% of nonperforming loans. ■ Non-performing loans were $43.3 million at December 31, 2020 compared to $44.8 million at the end of the prior quarter. ■ Net charge-offs continue to be relatively low, totaling 0.15%2 of average total loans (excluding PPP loans)1 in the fourth quarter compared to 0.09%2 in the prior quarter. Asset quality 1See Appendix D: Reconciliation on non-GAAP credit metrics 2Presented on an annualized basis. $ in millions

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 15 Total COVID-19 Modifications as of June 30, 2020 Remaining COVID-19 Modifications as of September 30, 2020 (1) Remaining COVID-19 Modifications as of December 31, 2020 (1) $ in thousands Total Modifications % of Total Loan Balance Remaining Modifications % of Total Loan Balance Remaining Modifications % of Total Loan Balance Portfolio Commercial and industrial $ 157,384 6.9% $ 99,630 4.6% $ 34,076 1.7 % Commercial real estate 546,002 15.2% 414,233 11.3% 231,794 6.5 % Commercial construction 12,890 4.6% 13,330 4.5% 10,987 3.6 % Business Banking 106,886 8.7% 64,369 5.1% 23,434 1.8 % Residential real estate 92,775 6.6% 95,260 6.9% 26,772 2.0 % Consumer home equity 18,603 2.1% 10,093 1.1% 3,432 0.4 % Other Consumer 11,455 3.4% 4,312 1.4% 2,187 0.8 % Total $ 945,995 9.5% $ 701,227 7.1% $ 332,682 3.4% (1) Remaining COVID-19 modifications reflect those loans which underwent a modification and have not yet resumed payment. The Company defines a modified loan to have resumed payment if it is one month past the modification end date and not more than 30 days past due. ■ Through June 30, 2020, Eastern had modified a total of $946 million in loans on full or partial payment deferral pursuant to the criteria established in federal requirements for COVID-19 related loan relief. Most modifications were for a term of six months. ■ At December 31, 2020, $332.7 million in COVID-19 modified loans remained under modified payment terms. Loan modifications

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 16 Loan modifications, cont'd Loan Balances by Number of COVID-19 Modifications Granted as of December 31, 2020 $ in thousands Loans Under Original Modification Loans with 2 or More Modifications Total Remaining COVID-19 Modifications Percent of 2 or More Modifications Commercial and industrial $ 16,899 $ 17,176 $ 34,076 50.4 % Commercial real estate 142,199 89,596 $ 231,794 38.7 % Commercial construction 10,987 — $ 10,987 — % Business Banking 15,234 8,200 $ 23,434 35.0 % Residential real estate 25,872 900 $ 26,772 3.4 % Consumer home equity 2,690 742 $ 3,432 21.6 % Other consumer 1,313 874 $ 2,187 40.0 % Total $ 215,194 $ 117,488 $ 332,682 35.3% ■ At December 31, 2020, $215.2 million of loan modifications remain under their original modification. ■ A total of $117.5 million of loans have received an additional modification subsequent to their original modification. This represents 35.3% of total remaining modifications.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 17 As of December 31, 2020 Balance ($ thousands) Balance as % of total loans COVID-19 mod. as % of loan typeIndustry Retail (1) $ 496,358 5.1% 2.1 % Restaurants 197,388 2.0% 12.7 % Hotels 178,696 1.8% 51.4 % Construction contractors financing 89,466 0.9% 1.0 % Auto dealerships 79,486 0.8% — % Other high risk 85,132 0.9% 2.7 % All impacted industries 1,126,526 11.6% 11.6 % All other loans (2) $ 8,603,999 88.4% 2.3 % Total Loans $ 9,730,525 100.0% 3.4 % Exposure to high-risk industries ■ Eastern believes it has a well-diversified and granular loan portfolio. ■ At December 31, 2020, total exposure to high-risk industries that management believes will likely experience the most adverse effects of the pandemic total $1.1 billion, or 11.6% of total loans. ■ Of these loans to high-risk industries, 11.6% were under modified payment terms due to the COVID-19 pandemic at December 31, 2020. 11.6% 88.4% All Impacted Industries All Other Loans (1) The retail segment contains all retail commercial real estate loans and non-essential commercial and industrial retail loans. (2) All other loans include all retail portfolio loans, commercial, and business banking loans in non-high risk industries.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 18 1% 2% 2% 1% 32% 36% 26% 38% 39% 36% 56% 45% 59% 39% 46% 47% 11% 17% 15% 21% 10% 14% 1% 2% 1% 1% 1% 1% 1% 58.1% 55.0% 55.3% 55.6% 59.0% 57.3% N/A ≤50% 51-69% 70-79% 80-89% ≥90% Average Hotel/Motel/Hospitality Retail** Office** Multifamily** Other Total CRE Loan to Value (LTV)* December 31, 2020 *Current LTVs, calculated on customer exposure, not outstanding loan balance. Based on appraisal at origination or more recent appraisal, when available. Because appraisal values of CRE collateral are not indexed, no change in collateral value has been assumed from the most recent available appraisal. **Retail, Office & Multifamily do not include mixed use risk segments (e.g., Retail/Office, Retail/Multifamily).

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 Appendix

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 20 Appendix A: Reconciliation of non-GAAP earnings metrics (1) Reflects costs associated with the Company's initial public offering that are indirectly related to the offering and were not recorded as a reduction of capital. (2) The net tax benefit (expense) associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying the Company's combined statutory tax rate only to those items included in net taxable income. Additionally, the net tax benefit (expense) for the impairment charge of tax credit investment includes associated tax credit benefits. Three Months Ended (Unaudited, dollars in thousands, except share data) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 Net income (GAAP) $ (44,062) $ 28,505 $ 29,850 $ 8,445 $ 31,238 Add: Noninterest income components: (Income) loss from investments held in rabbi trusts (5,535) (3,800) (7,745) 6,743 (3,164) (Gain) loss on sales of securities available for sale, net (3) — (163) (122) — (Gain) loss on sale of other assets (49) 71 27 (29) (29) Noninterest expense components: Rabbi trust employee benefit expense (income) 2,838 1,445 3,985 (3,479) 1,554 Impairment charge on tax credit investments 3,189 7,590 — — — Indirect initial public offering costs (1) — 549 380 270 — (Gain) loss on sale of other real estate owned (61) (546) — — — Merger and acquisition expenses 90 — — — — Stock donation to the Eastern Bank Charitable Foundation 91,287 — — — — Total impact of non-GAAP adjustments 91,756 5,309 (3,516) 3,383 (1,639) Less net tax benefit (expense) associated with non-GAAP adjustment (2) 16,082 1,492 (967) 970 (279) Non-GAAP adjustments, net of tax $ 75,674 $ 3,817 $ (2,549) $ 2,413 $ (1,360) Operating net income (non-GAAP) $ 31,612 $ 32,322 $ 27,301 $ 10,858 $ 29,878 Weighted average common shares outstanding during the period: Basic 171,812,535 — — — — Diluted 171,812,535 — — — — (Loss) earnings per share, basic $ (0.26) n.a. n.a. n.a. n.a. (Loss) earnings per share, diluted $ (0.26) n.a. n.a. n.a. n.a. Operating earnings per share, basic (non-GAAP) $ 0.18 n.a. n.a. n.a. n.a. Operating earnings per share, diluted (non-GAAP) $ 0.18 n.a. n.a. n.a. n.a.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 21 Appendix A: Reconciliation of non-GAAP earnings metrics continued Three Months Ended (Unaudited, dollars in thousands, except share data) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 Return on average assets (3) (1.11) % 0.80% 0.88% 0.29% 1.08 % Add: (Income) loss from investments held in rabbi trusts (3) (0.14) % (0.11) % (0.23) % 0.23% (0.11) % (Gain) loss on sales of securities available for sale, net (3) — % — % — % — % — % (Gain) loss on sale of other assets (3) — % — % — % — % — % Rabbi trust employee benefit expense (income) (3) 0.07% 0.04% 0.12% (0.12) % 0.05 % Impairment charge on tax credit investments (3) 0.08% 0.21% — % — % — % Indirect initial public offering costs (1) (3) — % 0.02% 0.01% 0.01% — % (Gain) loss on sale of other real estate owned (3) — % (0.02) % — % — % — % Merger and acquisition expenses (3) — % — % — % — % — % Stock donation to the EBCF (3) 2.29% — % — % — % — % Less net tax benefit (expense) associated with non-GAAP adjustment (2) (3) 0.40% 0.04% (0.03) % 0.03% (0.01) % Operating return on average assets (non-GAAP) (3) 0.79% 0.90% 0.81% 0.38% 1.03 % Return on average shareholders' equity (3) (5.61) % 6.65% 7.11% 2.08% 7.69 % Add: (Income) loss from investments held in rabbi trusts (3) (0.70) % (0.89) % (1.84) % 1.66% (0.78) % (Gain) loss on sales of securities available for sale, net (3) — % — % (0.04) % (0.03) % — % (Gain) loss on sale of other assets (3) (0.01) % 0.02% 0.01% (0.01) % (0.01) % Rabbi trust employee benefit expense (income) (3) 0.36% 0.34% 0.95% (0.86) % 0.38 % Impairment charge on tax credit investments (3) 0.41% 1.77% — % — % — % Indirect initial public offering costs (1) (3) — % 0.13% 0.09% 0.07% — % (Gain) loss on sale of other real estate owned (3) (0.01) % (0.13) % — % — % — % Merger and acquisition expenses (3) 0.01% — % — % — % — % Stock donation to the EBCF (3) 11.62% — % — % — % — % Less net tax benefit (expense) associated with non-GAAP adjustment (2) (3) 2.05% 0.35% (0.23) % 0.24% (0.07) % Operating return on average shareholders' equity (non-GAAP) (3) 4.02% 7.54% 6.51% 2.67% 7.35% (1) Reflects costs associated with the Company's initial public offering that are indirectly related to the offering and were not recorded as a reduction of capital. (2) The net tax benefit (expense) associated with these items is determined by assessing whether each item is included or excluded from net taxable income and applying the Company's combined statutory tax rate only to those items included in net taxable income. Additionally, the net tax benefit (expense) for the impairment charge of tax credit investment includes associated tax credit benefits. (3) Ratios have been annualized.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 22 Appendix B: Reconciliation of non-GAAP operating revenues and expenses Three Months Ended (Unaudited, dollars in thousands) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 Net interest income (GAAP) $ 103,608 $ 98,742 $ 98,755 $ 100,146 $ 100,921 Add: Tax-equivalent adjustment (non-GAAP) 1,357 1,353 1,378 1,368 1,369 Fully-taxable equivalent net interest income (non-GAAP) $ 104,965 $ 100,095 $ 100,133 $ 101,514 $ 102,290 Noninterest income (GAAP) $ 49,638 $ 47,709 $ 47,657 $ 33,369 $ 47,277 Less: Income (loss) from investments held in rabbi trusts 5,535 3,800 7,745 (6,743) 3,164 Gain (loss) on sales of securities available for sale, net 3 — 163 122 — Gain (loss) on sale of other assets 49 (71) (27) 29 29 Noninterest income on an operating basis (non-GAAP) $ 44,051 $ 43,980 $ 39,776 $ 39,961 $ 44,084 Noninterest expense (GAAP) $ 199,169 $ 109,817 $ 100,765 $ 95,172 $ 105,619 Less: Rabbi trust employee benefit expense (income) 2,838 1,445 3,985 (3,479) 1,554 Impairment charge on tax credit investments 3,189 7,590 — — — Indirect initial public offering costs (1) — 549 380 270 — (Gain) loss on sale of other real estate owned (61) (546) — — — Merger and acquisition expenses 90 — — — — Stock donation to the Eastern Bank Charitable Foundation 91,287 — — — — Noninterest expense on an operating basis (non-GAAP) $ 101,826 $ 100,779 $ 96,400 $ 98,381 $ 104,065 Total revenue (GAAP) $ 153,246 $ 146,451 $ 146,412 $ 133,515 $ 148,198 Total operating revenue (non-GAAP) $ 149,016 $ 144,075 $ 139,909 $ 141,475 $ 146,374 Efficiency ratio (GAAP) 129.97% 74.99% 68.82% 71.28% 71.27 % Operating efficiency ratio (non-GAAP) 68.33% 69.95% 68.90% 69.54% 71.10 % Noninterest income / total revenue (GAAP) 32.39% 32.58% 32.55% 24.99% 31.90 % Noninterest income / total revenue on an operating basis (non-GAAP) 29.56% 30.53% 28.43% 28.25% 30.12% (1) Reflects costs associated with the Company's initial public offering that are indirectly related to the offering and were not recorded as a reduction of capital.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 23 Appendix C: Reconciliation of non-GAAP capital metrics As of Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 (Unaudited, dollars in thousands, except share data) Tangible shareholders' equity: Total shareholders' equity (GAAP) $ 3,428,052 $ 1,713,372 $ 1,693,630 $ 1,662,734 $ 1,600,153 Less: Goodwill and other intangibles 376,534 375,632 376,331 377,033 377,734 Tangible shareholders' equity (non-GAAP) 3,051,518 1,337,740 1,317,299 1,285,701 1,222,419 Tangible assets: Total assets (GAAP) 15,964,190 15,460,594 13,996,523 12,343,754 11,628,775 Less: Goodwill and other intangibles 376,534 375,632 376,331 377,033 377,734 Tangible assets (non-GAAP) $ 15,587,656 $ 15,084,962 $ 13,620,192 $ 11,966,721 $ 11,251,041 Shareholders' equity to assets ratio (GAAP) 21.5% 11.1% 12.1% 13.5% 13.8 % Tangible shareholders' equity to tangible assets ratio (non-GAAP) 19.6% 8.9% 9.7% 10.7% 10.9 % Common shares outstanding 186,758,154 — — — — Book value per share (GAAP) 18.36 n.a. n.a. n.a. n.a. Tangible book value per share (non-GAAP) 16.34 n.a. n.a. n.a. n.a.

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 24 Appendix D: Reconciliation of non-GAAP credit metrics As of (Unaudited, dollars in thousands) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 Total loans excluding PPP loans: Total loans (GAAP) $ 9,706,989 $ 9,911,494 $ 9,979,616 $ 9,080,743 $ 8,981,481 Less: PPP loans 1,007,487 1,098,883 1,072,312 — — Total loans excluding PPP loans (non-GAAP) $ 8,699,502 $ 8,812,611 $ 8,907,304 $ 9,080,743 $ 8,981,481 Total nonperforming loans (NPLs) (GAAP) $ 43,252 $ 44,833 $ 55,395 $ 49,087 $ 43,775 Total NPLs / total loans (GAAP) 0.45% 0.45% 0.56% 0.54% 0.49 % Total NPLs / total loans (excl. PPP loans) (non-GAAP) 0.50% 0.51% 0.62% 0.54% 0.49 % Allowance for loan losses (ALLL) (GAAP) $ 113,031 $ 115,432 $ 116,636 $ 109,138 $ 82,297 ALLL / total loans (GAAP) 1.16% 1.16% 1.17% 1.20% 0.92% ALLL / total loans (excl. PPP loans) (non-GAAP) 1.30% 1.31% 1.31% 1.20% 0.92% As of and for the three months ended (Unaudited, dollars in thousands) Dec 31, 2020 Sep 30, 2020 Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 Average total loans excluding PPP Loans: Average total loans (GAAP) $ 9,796,697 $ 9,914,731 $ 9,875,110 $ 9,016,223 $ 8,979,115 Less: Average PPP loans 1,076,155 1,091,464 818,665 — — Average total loans excluding PPP loans (non-GAAP) $ 8,720,542 $ 8,823,267 $ 9,056,445 $ 9,016,223 $ 8,979,115 Total net loans charged-off (NCOs) (GAAP) $ 3,301 $ 1,904 $ 1,102 $ 1,759 $ 2,525 NCOs / Average total loans (GAAP) (1) 0.13% 0.08% 0.04% 0.08% 0.11 % NCOs / Average total loans (excl. PPP loans) (non-GAAP) (1) 0.15% 0.09% 0.05% 0.08% 0.11% (1) Presented on an annualized basis

DO NOT REFRESH Color PaletteComplementary 000 / 000 / 051 Body text 074 / 075 / 076 030 / 152 / 213 185 / 197 / 212 023 / 061 / 110 119 / 139 / 154 255 / 107 / 000109 / 110 / 112 237 / 237 / 238 000 / 139 / 151 137 / 139 / 141 197 / 064 / 044 166 / 168 / 171 103 / 086 / 164 208 / 210 / 211 238 / 184 / 028 25 Appendix E: Reconciliation of non-GAAP core margin As of and for the three months ended Dec 31, 2020 Sep 30, 2020 (Unaudited, dollars in thousands) Volume Interest Margin Impact (1) Volume Interest Margin Impact (1) Reported total average interest earnings assets, net interest income, and net interest margin (2) $ 14,715,494 $ 104,965 2.84% $ 13,089,839 $ 100,095 3.04 % Non-GAAP adjustments: PPP loan volume earning 1% (1,076,155) (2,741) 0.14% (1,091,464) (2,795) 0.18 % SBA PPP loan fee accretion, net of deferred origination cost amortization — (6,102) (0.16) % — (4,125) (0.13) % Excess cash (3) (1,996,808) (502) 0.43% (1,200,250) (302) 0.30 % Deferred loan fee income adjustment — (3,774) (0.10) % — — — % Core margin (Non-GAAP) (4) $ 11,642,531 $ 91,846 3.14% $ 10,798,125 $ 92,873 3.42 % Core margin change from prior quarter (0.28) % (0.09) % Jun 30, 2020 Mar 31, 2020 Volume Interest Margin Impact (1) Volume Interest Margin Impact (1) Reported total average interest earnings assets, net interest income, and net interest margin (2) $ 12,479,343 $ 100,137 3.23% $ 10,757,076 $ 101,513 3.80 % Non-GAAP adjustments: PPP loan volume earning 1% (818,665) (2,175) 0.15% — — — % SBA PPP loan fee accretion, net of deferred origination cost amortization — (3,655) (0.12) % — — — % Excess cash (3) (898,745) (223) 0.24% (25,298) (54) 0.01 % Deferred loan fee income adjustment — — — % — — — % Core margin (Non-GAAP) (4) $ 10,761,933 $ 94,084 3.52% $ 10,731,778 $ 101,459 3.80 % Core margin change from prior quarter (0.29) % (1) Presented on an annualized basis. (2) Presented on an fully taxable equivalent basis. (3) Cash above 2% of average total earning assets at yield of 10, 10, 10, and 86 basis points in quarters four, three, two, and one, respectively. (4) Core margin is the margin that results from the combined volume and interest adjustments taken together.